Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
7. Income Taxes
On December 22, 2017, the TCJA was signed into law. The TCJA contains significant changes to the U.S. corporate income tax system, including a reduction of the federal corporate income tax rate from 35% to 21%, a limitation of the tax deduction for interest expense to 30% of adjusted taxable income (as defined in the TCJA), base erosion provisions related to intercompany foreign payments and global low-taxed income, one-time taxation of offshore earnings at reduced rates in connection with the transition of U.S. international taxation from a worldwide tax system to a territorial tax system, elimination of U.S. tax on foreign earnings (subject to certain important exceptions), and modifying or repealing many business deductions and credits.
As of December 31, 2017, we have not completed our accounting for the tax effects of the enactment of the TCJA due to complexities of the TCJA, pending clarifications, and additional information needed to finalize certain calculations; however, we have made a reasonable estimate of the effects on our existing deferred tax balances, the one-time transition tax and the effect of the TCJA on our liability related to the tax receivable agreement ("TRA"). We expect to finalize the accounting for the effects of the TCJA no later than the fourth quarter of 2018, in accordance with Securities and Exchange Commission Staff Accounting Bulletin No. 118. Future adjustments made to the provisional effects will be reported as a component of income tax expense from continuing operations in the reporting period in which any such adjustments are determined.
Provisional amounts
Tax Receivable Agreement: The TRA provides for future payments to Pre-IPO Existing Shareholders (as defined below) for cash savings for U.S. federal income tax realized as a result of the utilization of Pre-IPO Tax assets (as defined below). These cash savings would be realized at the enacted statutory tax rate effective in the year of utilization. As a result of the reduction in the U.S. corporate income tax rate, we recorded a provisional reduction to the liability for future payments of $58 million, which is reflected in our income from continuing operations before taxes.
Foreign tax effects: The one-time transition tax is based on our total post-1986 Earnings and Profits ("E&P") of our foreign subsidiaries for which we have previously deferred U.S. income taxation and have not accrued U.S. deferred taxes based on application of the indefinite reinvestment criteria. We recorded a provisional amount for our one-time transition tax liability for the previously untaxed E&P of our foreign subsidiaries, resulting in an increase in income tax expense of $48 million. The accounting for the transition tax is not complete because we have not yet completed our calculation of the E&P for these foreign subsidiaries, nor have we concluded whether the November 2 or December 31 E&P measurement date should apply. Further, the transition tax is based in part on the amount of those earnings held in cash and other specified assets at the applicable E&P measurement date. This amount may change when we determine the appropriate E&P measurement date, finalize the calculation of E&P for which we have previously deferred U.S. federal taxation and finalize the amounts held in cash or other specified assets. Additional withholding taxes were previously provided to the extent they would apply when foreign earnings are distributed. No additional income taxes have been provided for any remaining outside basis difference inherent in these entities as these amounts continue to be indefinitely reinvested in foreign operations. Determining the amount of unrecognized deferred tax liability related to any outside basis difference in these entities (i.e., basis difference in excess of that subject to the one time transition tax) is not practicable.
Deferred tax assets and liabilities: We remeasured certain deferred tax assets and liabilities based on the rates at which they are expected to reverse in the future, which is generally 21%. We also adjusted the deferred tax asset for stock based compensation to account for changes to the anticipated future deductibility of our executive compensation. However, we are still analyzing certain aspects of the TCJA and refining our calculations, which could potentially affect the measurement of these balances or potentially give rise to new deferred tax amounts. The provisional amount recorded related to the remeasurement of our deferred tax balance was not material to the overall income tax expense from continuing operations.
The components of pretax income from continuing operations, generally based on the jurisdiction of the legal entity, were as follows:

	Year Ended December 31,
	2017	2016	2015
Components of pre-tax income:
Domestic	$199,685	$206,182	$262,682
Foreign	177,928	121,853	91,225
	$377,613	$328,035	$353,907

The provision for income taxes relating to continuing operations consists of the following:

	Year Ended December 31,
	2017	2016	2015
Current portion:
Federal	$50,829	$8,357	$1,730
State and Local	2,388	1,346	(6,249)
Non U.S.	26,060	28,488	26,646
Total current	79,277	38,191	22,127
Deferred portion:
Federal	47,372	60,372	89,682
State and Local	(6,178)	(4,352)	5,715
Non U.S.	7,566	(7,566)	1,828
Total deferred	48,760	48,454	97,225
Total provision for income taxes	$128,037	$86,645	$119,352

The provision for income taxes relating to continuing operations differs from amounts computed at the statutory federal income tax rate as follows:

	Year Ended December 31,
	2017	2016	2015
Income tax provision at statutory federal income tax rate	$132,165	$114,812	$123,867
State income taxes, net of federal benefit	(1,727)	(1,964)	(1,263)
Impact of non U.S. taxing jurisdictions, net	(13,492)	11,482	13,966
Non-taxable gain on remeasurement of previously-held investment in Abacus	—	—	(27,279)
Impact of U.S. TCJA(1)	46,563	—	—
Employee stock based compensation	(4,977)	(34,789)	—
Research tax credit	(8,777)	(9,817)	(3,857)
Tax receivable agreement (TRA)(2)	(20,861)	—	—
Valuation allowance	—	8	3,010
Other, net	(857)	6,913	10,908
Total provision for income taxes	$128,037	$86,645	$119,352

(1)	This amount includes $48 million of transition tax expense, and the remainder is the net benefit on cumulative deferred taxes.

(2)	This amount includes a $20 million adjustment to the TRA, which is not taxable.
The components of our deferred tax assets and liabilities are as follows:

	As of December 31,
	2017	2016
Deferred tax assets:
Accrued expenses	$13,716	$30,953
Employee benefits other than pension	22,829	43,197
Deferred revenue	51,151	75,727
Pension obligations	24,989	43,145
Tax loss carryforwards	156,327	312,073
Non-U.S. operations	14,565	(760)
Incentive consideration	5,381	12,586
Tax credit carryforwards	58,848	58,357
Suspended loss	14,478	23,702
Other	243	(562)
Total deferred tax assets	362,527	598,418
Deferred tax liabilities:
Depreciation and amortization	(21,317)	(42,238)
Software developed for internal use	(180,108)	(286,653)
Intangible assets	(134,484)	(173,838)
Unrealized gains and losses	(29,669)	(5,050)
Investment in partnership	(5,932)	(9,788)
Total deferred tax liabilities	(371,510)	(517,567)
Valuation allowance	(59,001)	(74,523)
Net deferred tax (liability) asset	$(67,984)	$6,328

In the first quarter of 2016, we adopted ASU 2016-09, Improvements to Employee Share-Based Payment Accounting. In recent years, we have incurred significant excess tax benefits associated with settled equity-based awards that have not been recognized due to certain accounting policy elections we made under the previous accounting standard, combined with the significant amount of our net operating loss carryforwards. As a result of the adoption of ASU 2016-09, we recorded a cumulative effect adjustment as of January 1, 2016 to increase retained earnings by $92 million with a corresponding increase to deferred tax assets in order to recognize excess tax benefits that can be used to reduce income taxes payable in the future. Effective January 1, 2016, excess tax benefits or deficiencies are recognized in our results of operations and are included in cash flows from operating activities in our statement of cash flows. For the years ended December 31, 2017 and 2016, we recognized $5 million and $35 million, respectively, in excess tax benefits associated with employee equity-based awards, as a result of the adoption of this standard. There were no other material impacts to our consolidated financial statements as a result of adopting this updated standard.
As a result of the enactment of the TCJA, we recorded a one-time transition tax on the undistributed earnings of our foreign subsidiaries, and do not consider these undistributed earnings to be indefinitely reinvested as of December 31, 2017. We consider the undistributed capital investments in our foreign subsidiaries to be indefinitely reinvested as of December 31, 2017. No provision has been made for the United States federal and state income taxes on any related outside basis differences. It is not practicable to estimate the unrecognized deferred tax liability for these outside basis differences.
As of December 31, 2017, we have U.S. federal net operating loss carryforwards ("NOLs") of approximately $548 million, which will expire between 2022 and 2035. Additionally, we have research tax credit carryforwards of approximately $44 million, which will expire between 2019 and 2037 and $14 million Alternative Minimum Tax (“AMT”) credit carry forward that does not expire. The TCJA eliminates the AMT for corporate taxpayers in the case of taxable years of a corporation beginning in January 1, 2018, 2019, 2020, and 2021, and provides for refunds of AMT credit carryforwards not otherwise used against federal tax liability over these years. We reclassed $14 million of AMT credit carryforwards from deferred tax asset to tax receivable, based on our provisional estimate of AMT refunds we expect to receive. As a result of an ownership change during 2007 and 2015 (as defined in Section 382 of the Code, which imposes an annual limit on the ability of a corporation to use certain tax attributes), all of the U.S. tax NOLs and credit carryforwards are subject to an annual limitation on their ability to be utilized. However, we expect that Section 382 will not limit our ability to fully realize the tax benefits. We have state NOLs of $12 million which will expire between 2020 and 2036 and state research tax credit carryforwards of $13 million which will expire between 2023 and 2037. We have $282 million of deferred tax assets for NOL carryforwards related to certain non U.S. taxing jurisdictions that are primarily from countries with indefinite carryforward periods.
We regularly review our deferred tax assets for realizability and a valuation allowance is provided when it is more likely than not that some portion or all of a deferred tax asset will not be realized. The ultimate realization of deferred tax assets is dependent upon future taxable income during the periods in which those temporary differences become deductible. In assessing the need for a valuation allowance for our deferred tax assets, we considered all available positive and negative evidence, including our ability to carry back net operating losses to prior periods, the reversal of deferred tax liabilities, tax planning strategies and projected future taxable income. We maintained a state NOL valuation allowance of $4 million and $3 million as of December 31, 2017 and 2016, respectively. For non-U.S. deferred tax assets of our lastminute.com and other subsidiaries, we maintained a valuation allowance of $55 million and $72 million as of December 31, 2017 and 2016, respectively. We reassess these assumptions regularly which could cause an increase or decrease to the valuation allowance. This assessment could result in an increase or decrease in the effective tax rate which could materially impact our results of operations.
It is our policy to recognize penalties and interest accrued related to income taxes as a component of the provision for income taxes. During the years ended December 31, 2017, 2016 and 2015, we recognized expense of $1 million, $5 million and $3 million, respectively. As of December 31, 2017 and 2016, we had cumulative accrued interest and penalties of approximately $22 million.
A reconciliation of the beginning and ending amount of unrecognized tax benefits, excluding interest and penalties, is as follows:

	Year Ended December 31,
	2017	2016	2015
Balance at beginning of year	$49,331	$68,746	$58,616
Additions for tax positions taken in the current year	5,279	538	8,252
Additions for tax positions of prior years	21,669	2,096	(786)
Additions for tax positions from acquisitions	—	—	11,343
Reductions for tax positions of prior years	—	(17,706)	(4,599)
Reductions for tax positions of expired statute of limitations	(1,891)	(3,743)	(3,456)
Settlements	—	(600)	(624)
Balance at end of year	$74,388	$49,331	$68,746

We present unrecognized tax benefits as a reduction to deferred tax assets for net operating losses, similar tax loss or a tax credit carryforward that is available to settle additional income taxes that would result from the disallowance of a tax position, presuming disallowance at the reporting date. The amount of unrecognized tax benefits that were offset against deferred tax assets was $53 million, $32 million and $46 million as of December 31, 2017, 2016, and 2015 respectively.
As of December 31, 2017, 2016, and 2015, the amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate was $70 million, $49 million and $69 million, respectively. We believe that it is reasonably possible that $4 million in unrecognized tax benefits may be resolved in the next twelve months.
In the normal course of business, we are subject to examination by taxing authorities throughout the world. The following table summarizes, by major tax jurisdiction, our tax years that remain subject to examination by taxing authorities:

Tax Jurisdiction	Years Subject to Examination
United Kingdom	2013 - forward
Singapore	2013 - forward
Texas	2013 - forward
Uruguay	2013 - forward
U.S. Federal	2007 - forward

We currently have ongoing audits in the United States (2011-2013), India (2003-2016) and Germany (2008-2012). We do not expect that the results of these examinations will have a material effect on our financial condition or results of operations. With a few exceptions, we are no longer subject to income tax examinations by tax authorities for years prior to 2007.
Tax Receivable Agreement
Immediately prior to the closing of our initial public offering in April 2014, we entered into a TRA that provides the right to receive future payments by us to stockholders and equity award holders that were our stockholders and equity award holders, respectively, immediately prior to the closing of our initial public offering (collectively, the “Pre-IPO Existing Stockholders”). The future payments will equal 85% of the amount of cash savings, if any, in U.S. federal income tax that we and our subsidiaries realize as a result of the utilization of certain tax assets attributable to periods prior to our initial public offering, including federal NOLs, capital losses and the ability to realize tax amortization of certain intangible assets (collectively, the “Pre-IPO Tax Assets”). Consequently, stockholders who are not Pre-IPO Existing Stockholders will only be entitled to the economic benefit of the Pre-IPO Tax Assets to the extent of our continuing 15% interest in those assets. These payment obligations are our obligations and not obligations of any of our subsidiaries. The actual utilization of the Pre-IPO Tax Assets, as well as the timing of any payments under the TRA, will vary depending upon a number of factors, including the amount, character and timing of our and our subsidiaries’ taxable income in the future.
Based on current tax laws and assuming that we and our subsidiaries earn sufficient taxable income to realize the full tax benefits subject to the TRA, we estimate that aggregate payments under the TRA relating to the Pre-IPO Tax Assets total $328 million, excluding interest. This includes a provisional reduction recorded in the fourth quarter of 2017 of $60 million in the TRA liability primarily resulting from the enactment of TCJA which reduced the U.S. corporate income tax rate. The TRA payments accrue interest in accordance with the terms of the TRA. The estimate of future payments considers the impact of Section 382 of the Code, which imposes an annual limit on the ability of a corporation that undergoes an ownership change to use its net operating loss carryforwards to reduce its liability. We do not anticipate any material limitations on our ability to utilize NOLs under Section 382 of the Code. We expect a majority of the future payments under the TRA to be made over the next three years. No payments occurred in years 2014 to 2016. We made payments of $60 million and $101 million, including accrued interest of approximately $1 million each year in January 2018 and 2017, respectively. The remaining portion of $170 million is included in other noncurrent liabilities in our consolidated balance sheet as of December 31, 2017. Payments under the TRA are not conditioned upon the parties’ continuing ownership of the company. Changes in the utility of the Pre-IPO Tax Assets will impact the amount of the liability recorded in respect of the TRA. Changes in the utility of these Pre-IPO Tax Assets are recorded in income tax expense and any changes in the obligation under the TRA are recorded in other expense.